                                MASTER AGREEMENT


                  THIS MASTER AGREEMENT (this "Agreement"), dated as of December 28, 2000, is made by and among ELDERTRUST, a Maryland real estate investment trust (the "REIT" or "Parent Guarantor"), ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), ET GENPAR, L.L.C, ET SUB-HERITAGE WOODS, L.L.C., ET SUB-WILLOWBROOK, L.L.C., ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P., ET SUB-WINDSOR I, L.L.C., ET SUB-WINDSOR II, L.L.C., ET SUB-HERITAGE ANDOVER, L.L.C. (collectively, the "Subsidiary Guarantors", and together with the Borrower and the Subsidiary Guarantors, the "Obligors" ), DEUTSCHE BANK AG, NEW YORK BRANCH (the "Issuing Bank"), GERMAN AMERICAN CAPITAL CORPORATION (as the "Administrative Agent"), and GERMAN AMERICAN CAPITAL CORPORATION (as the only "Bank" under the Credit Agreement (as hereinafter defined), the "Secured Creditor", and together with the Administrative Agent, "DB") with reference to the following facts:

                                   BACKGROUND

         A. Borrower is indebted to the Secured Creditor under that certain Credit Agreement dated as of January 30, 1998, by and among the REIT, Borrower, Issuing Bank, Administrative Agent and Secured Creditor, which provides for the making of loans to the Borrower in the maximum principal amount of One Hundred Forty Million and No/100 Dollars ($140,000,000), all as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement"), which Credit Agreement and all other documents and instruments executed in connection therewith, or in connection with any amendment, modification or supplement to the Credit Agreement, being collectively referred to herein as the "Loan Documents".

         B. The Borrower's obligations under the Credit Agreement and the other Loan Documents are secured, in part, by certain pledges and other security instruments executed by the Borrower for the benefit of the Secured Creditor granting the Secured Creditor a security interest in various collateral as more specifically provided for in the Loan Documents (the "Borrower's Collateral") .

         C. The Parent Guarantor's guaranty obligations pursuant to Section 13 of the Credit Agreement (the "Parent Guaranty") are secured, in part, by certain pledges and other security instruments executed by the Parent Guarantor for the benefit of the Secured Creditor granting the Secured Creditor a security interest in various collateral as more specifically provided for in the Loan Documents (the "Parent Guarantor's Collateral") .

         D. Pursuant to a Subsidiary Guaranty, dated as of January 30, 1998, made jointly and severally by Subsidiary Guarantors, for the benefit of the Secured Creditor (as amended, modified, supplemented or reconfirmed from time to time, the "Subsidiary Guaranty"), the Subsidiary Guarantors guaranteed to the Secured Creditor the payment when due of all obligations and liabilities of the Borrower.

         E. The Subsidiary Guarantors' obligations under the Subsidiary Guaranty and the other Loan Documents are secured, in part, by certain Open-Ended Mortgages, Assignments of Leases and Rents, Security Agreements, Fixture Filing Statements, Pledges and other security instruments executed by the Subsidiary Guarantors for the benefit of the Secured Creditor granting the Secured Creditor a security interest in various collateral as more specifically provided for in the Loan Documents (the "Subsidiaries' Collateral", and together with the Borrower's Collateral and the Parent Guarantor's Collateral, the "Secured Collateral").

         F. Borrower and Secured Creditor have entered into that certain letter agreement (the "Pre-Negotiation Agreement"), dated as of September 25, 2000, regarding certain negotiations and discussions contemplated between the parties. A copy of the Pre-Negotiation Agreement is attached hereto as Exhibit "A".

         G. On November 27, 2000, the REIT, Borrower and certain affiliates entered into master agreements with Genesis Health Ventures, Inc. ("Genesis") and The Multicare Companies, Inc. ("Multicare") and certain of their affiliates and subsidiaries (the "Genesis Master Agreement" attached hereto as Exhibit "B" and the "Multicare Master Agreement" attached hereto as Exhibit "C" respectively) to restructure certain relationships between the REIT, Borrower, Genesis, Multicare and certain of their affiliates and subsidiaries (collectively, the "Master Agreements"). The Master Agreements were filed with the U.S. Bankruptcy Court for the District of Delaware ("Bankruptcy Court") on November 27, 2000 along with motions for the Bankruptcy Court to approve the Master Agreements under Case No. 00-2494 (PJW) (the "Multicare Bankruptcy Case") and Case No. 00-2692 (JHW) (the "Genesis Bankruptcy Case," which together with the Multicare Bankruptcy Case constitute the "Bankruptcy Cases").

         H. Borrower was not in compliance with certain covenants in Sections
8.08 and 8.10 of the Credit Agreement as of September 30, 2000 and does not expect to be in compliance with such covenants as of December 31, 2000 (the "Covenant Non-compliance"). In addition, the filing of the Bankruptcy Cases, the resultant stays and related actions by Genesis, Multicare and their certain affiliates, and the REIT's and Borrower's execution of the Master Agreements may have created violations of other covenants of the Credit Agreement as of the time of their filing or afterward (the "Bankruptcy Related Violations").

         I. At the request of the Borrower, the Parent Guarantor and the Subsidiary Guarantors, DB has agreed to waive (i) the Borrower's compliance with the covenants in Section 8.08 and 8.10 of the Credit Agreement for the periods ending September 30, 2000 and December 31, 2000 and (ii) the Bankruptcy Related Violations and, as hereinafter set forth, to amend the Credit Agreement and other Loan Documents simultaneously with the closing of the transactions contemplated under the Master Agreements after such Master Agreements are approved by the Bankruptcy Court.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound, the parties hereto (each a "Party" and collectively, the "Parties") hereby agree as follows:

         1. Acknowledgement of Covenant Non-compliance and Bankruptcy Related Violations by Borrower. Borrower hereby acknowledges the Covenant Non-compliance and Bankruptcy Related Violations.

         2. Waiver of Covenant Non-compliance by Secured Creditor and Administrative Agent. Notwithstanding the Covenant Non-compliance and Bankruptcy Related Violations and subject to the conditions set forth in subparagraph (a) below and the termination provisions of subparagraph (b) below, DB shall waive the Covenant Non-compliance and Bankruptcy Related Violations, and any exercise of its rights and remedies under the Loan Documents or applicable law on account of such Covenant Non-compliance and Bankruptcy Related Violations during the period from the date this Agreement is fully executed and delivered to and including January 31, 2001 (the "Waiver Period").

         (a) Conditions. DB's agreement to waive the Covenant Non-compliance and Bankruptcy Related Violations shall not be effective unless, concurrently herewith, Borrower shall have paid to DB the sum of $300,000.00 as a fee for entering into this Agreement (the "Initial Waiver Fee").

         (b) Termination. DB's agreement to waive the Covenant Non-compliance and Bankruptcy Related Violations shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events ("Termination Event"):

             (i) Obligors breach any term or condition in the Pre-Negotiation Agreement which they all hereby acknowledge and affirm;

             (ii) Borrower shall fail to observe or perform any term or covenant contained in Section 6 of this Agreement;

             (iii) An Event of Default (as set forth in Section 9 of this Agreement) has occurred; or

             (iv) DB becomes aware of any fact or circumstances that DB believes in good faith was a material misrepresentation made by Obligors in connection with this Agreement, including the exhibits hereto.

         3. No Additional Waivers. The obligation of DB set forth in Section 2 of this Agreement relating to the waiver of the Covenant Non-compliance and Bankruptcy Related Violations shall not constitute a waiver of any defaults under the Loan Documents not specifically referenced in Section 2 and/or other remedies available to DB under the Loan Documents or applicable law.

         4. No Further Waivers Implied. Neither the agreement of DB set forth in Section 2 of this Agreement to waive the Covenant Non-compliance and Bankruptcy Related Violations nor the performance by Obligors of any or all of their obligations under this Agreement, shall constitute or be deemed to constitute an obligation or agreement on the part of DB, express or implied, to further waive Covenant Non-compliance and Bankruptcy Related Violations and the exercise of rights and remedies beyond the Waiver Period.

         5. Amounts Due on Loan. Obligors hereby acknowledge that as of December 28, 2000, the outstanding principal amount due on the Loan is $38,720,204.54.

         6. Required Payments.

             (a) Initial Waiver Fee. Concurrently with the Obligor's execution of this Agreement, the Borrower shall pay to the Administrative Agent in good funds the Initial Waiver Fee as a fee for the waiver of the Covenant Non-compliance and Bankruptcy Related Violations pursuant to the terms of this Agreement.

             (b) Counsel Fees. On or before the end of the Waiver Period, Borrower shall pay the legal fees and expenses incurred by DB's legal counsel in the negotiation, documentation and closing of this Agreement and the Fourth Amendment to Credit Agreement (as defined below).

         7. Conditions to Closing the Fourth Amendment to Credit Agreement. DB shall execute an amendment to the Credit Agreement in substantially the same form as that attached hereto as Exhibit "D" (the "Fourth Amendment to the Credit Agreement") if, on or before January 31, 2001, Borrower, Parent Guarantors, Subsidiary Guarantors and other necessary affiliates and subsidiaries of the Borrower shall (i) execute the Fourth Amendment to the Credit Agreement, (ii) execute all other documents and instruments necessary or incident to the Fourth Amendment to the Credit Agreement in a form satisfactory to DB, (iii) provide DB with the documentation incident to closing the Fourth Amendment to the Credit Agreement including, without limitation, the items set forth in the closing checklist attached hereto as Exhibit "E", and (iv) close the transactions contemplated under both the Master Agreements. Provisions of Exhibit "D" that are in brackets and bold lettering are concepts that have been agreed to in principal by the parties hereto, but which the final drafting has not yet been completed.

         8. Representations and Warranties. In order to induce DB to enter into this Agreement, the Obligors, jointly and severally, for themselves and for their respective successors and assigns, hereby acknowledge, represent, and warrant to DB as follows:

             (a) Each of the Obligors are duly organized, validly existing, and in good standing under the laws of the state of its organization with powers adequate to own property, to carry on the business conducted by it, to enter into and perform this Agreement and the other documents and instruments executed and delivered in connection herewith, and to carry out the transactions contemplated hereby.

             (b) The execution and delivery of the Loan Documents by the Obligors and the performance of the obligations of the Obligors hereunder and thereunder have been duly authorized. by proper entity action.

             (c) The Loan Documents constitute legal, valid, and binding obligations of the applicable Obligor, enforceable in accordance with their respective terms. The Loan Documents, when executed by the applicable Obligor, constituted legal, valid, and binding obligations, enforceable in accordance with their respective terms.

             (d) The Obligors have no defenses, affirmative defenses, setoffs, claims, counterclaims, actions, or causes of action of any kind or nature whatsoever against DB or any of its past, present, or future directors, officers, employees, agents, attorneys, legal representatives, predecessors, affiliates, successors, or assigns directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted, or begun in accordance with, pursuant to, or by virtue of the Loan or any of the terms of any of the Loan Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with the Loan, any of the Loan Documents, or any part thereof.

             (e) Insurance policies complying with the terms of the Loan Documents are in full force and effect.

             (f) All financial statements heretofore delivered by the Obligors to DB are true, correct, and complete, do not contain any untrue statement of material fact, and do not omit any fact necessary to make the information contained therein not misleading.

             (g) There is no litigation, at law or in equity, nor any proceeding before any federal, state, or other governmental or administrative agency or any arbitrator pending or, to the knowledge of the Obligors threatened against the Obligors nor any other litigation or proceeding pending or, to the knowledge of Obligors, threatened affecting the Secured Collateral which has not been disclosed to DB in writing.

             (h) The Obligors are in compliance with all material laws, ordinances, rules, and regulations of all governmental entities (and all agencies, bodies, and subdivisions thereof) bearing upon the ownership or operation of the Secured Collateral, and the Obligors have not received any notice of noncompliance from any such governmental entity with respect to the Secured Collateral.

             (i) Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, has constituted or resulted in or will constitute or result in a breach of the organizational documents of the Obligors, or the violation of any law, order, writ, injunction, or decree of any court or governmental department, commission, board, bureau, agency, or instrumentality applicable to the Obligors, or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions, or provisions thereof, or will constitute a default under, any indenture, mortgage, instrument, document, agreement, or contract of any kind to which Obligors may be bound or subject.

             (j) The Obligors have each derived direct benefits from this Agreement and the transactions contemplated hereby.

             (k) All documents, reports, certificates, and statements furnished to DB by or on behalf of Obligors in connection with the transactions contemplated hereby are true, correct, and complete; do not contain any untrue statement of material fact; and do not omit any fact necessary to make the information contained therein not misleading.

             (l) To the best of Obligors' knowledge the premises upon which the Secured Collateral is located is free from all environmental hazards.

             (m) All property taxes and other taxes, assessments, levies, license fees, permit fees and all other charges heretofore levied, assessed, confirmed, or imposed upon, or in respect of, or which might become a lien upon, the Secured Collateral have been paid in full.

         The continued validity in all respects of all representations and warranties made in this Agreement and all other documents delivered by the Obligors in connection with this Agreement will be a condition precedent to DB's obligations and agreements created by this Agreement.

         9. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

             (a) Failure of any Obligor to comply with any term in the Pre-Negotiation Agreement.

             (b) Failure of any Obligor to execute and/or deliver any of the documents provided for in this Agreement or any other documents reasonably required by DB.

             (c) Failure of and Obligor to observe or perform any covenant, agreement, term, or condition of this Agreement, as and when provided herein.

             (d) If any representation or warranty made herein, in any Loan Document, or in any report, certificate, financial statement or other instrument or document furnished in connection with this Agreement or contemplated hereby, shall prove to have been materially false or misleading on the date as of which it was made.

             (e) If there is any Event of Default under the Credit Agreement or other Loan Documents, other than those specifically waived under the provisions of Section 2 of this Agreement.

             (f) If any Obligor shall: (1) make a general assignment for the benefit of creditors; (2) file a voluntary petition or a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation statute or law, or make or file an answer admitting material allegations of a petition filed against it in any proceeding under any such law;
(3) fail to cause to be dismissed any bankruptcy proceedings commenced against it within sixty (60) days after commencement of the same; or (4) have entered against it an order, judgment, or decree of any court of competent jurisdiction, approving a petition seeking reorganization of assets or appointing a receiver, trustee, or liquidator for any assets.

             (g) The levying of any execution or attachment or the institution of any foreclosure proceeding against any assets of an Obligor which is not set aside within thirty (30) days.

         10. Remedies.

             (a) Upon the occurrence of an Event of Default, the obligations and agreements of DB set forth in this Agreement shall terminate and DB shall have the right to exercise any and all rights and remedies available to them hereunder, under the Loan Documents and under applicable law to the same extent as though this Agreement had not been executed, without regard to any notice or cure period contained within the Loan Documents or otherwise available. In addition to DB's rights and remedies available hereunder, under the Loan Documents and under applicable law, in the event of an Event of Default, the Secured Creditor shall be entitled to retain the Initial Waiver Fee.

             (b) All rights and remedies available to DB under any of the Loan Documents and applicable law may be asserted concurrently, cumulatively, or successively, from time to time, as long as any indebtedness or obligations under the Loan Documents shall remain unpaid or outstanding.

         11. Discussions. All discussions between the Parties shall continue to be subject to the terms of the Pre-Negotiation Agreement which is hereby ratified and affirmed by the Parties. Without limitation on the foregoing, no party shall be under any obligation to reach any further agreement or to pursue any further discussions, and no obligation or liability shall be created by reason thereof.

         12. Only Written Amendments. Neither this Agreement nor any of the terms or provisions hereof can be amended, changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively), except by an instrument in writing signed by the Party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

         13. Acknowledgement that Loan Documents Still in Force. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge that the Loan Documents are in full force and effect in accordance with their respective terms, remain valid and binding obligations of the Obligors and have not been modified or amended except as explicitly set forth herein and are hereby reaffirmed and ratified by the Parties.

         14. No Waiver of Rights Under Loan Documents. Neither the failure nor delay by DB to exercise its remedies nor the acceptance of partial payments or the payments described in this Agreement or any other partial performance nor any discussions (whether any of the foregoing is before or after the date of this Agreement) nor any provision of this Agreement shall amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice DB's rights and remedies or Obligors' obligations under the Loan Documents (including, but not limited to, DB's right to receive full payment of principal and interest as well as late charges, delinquent interest, attorneys' fees and expenses, and other charges to the extent provided in the Loan Documents) except that, without modifying or amending the Loan Documents, DB agrees to waive the Covenant Non-compliance and Bankruptcy Related Violations to the extent specifically provided in Section 2 of this Agreement, nor shall it affect the priority of DB's security interest in the Secured Collateral. In particular, the Obligors understand that nothing referred to above shall operate to prohibit, restrict or otherwise inhibit DB from exercising any right or remedy it may have under the Loan Documents or constitute a cure of any existing default (except that DB agrees to waive the Covenant Non-compliance and Bankruptcy Related Violations to the extent specifically provided in Section 2 of this Agreement) and, without limitation, shall not extend any applicable cure period.

         15. No Defenses. The Obligors hereby acknowledge that Obligors have no defenses of any nature whatsoever to the Covenant Non-compliance and Bankruptcy Related Violations, or the enforcement of the Loan Documents and Obligors have no claims, counterclaims or offsets against DB in respect to the Loan, or which could be asserted against DB by reason of any act, conduct or omission of DB, nor shall this Agreement or the waiver contemplated by this Agreement give rise to any such defenses, claims, counterclaims or offsets.

         16. Release of Claims by Borrower and Subsidiary Guarantors.

             (a) Release of DB. Each Obligor, for itself and its successors, and assigns, hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE, and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes of action of whatsoever kind or nature, whether known or unknown, which they have, may have, or might have or may assert now or in the future against DB, its parents, affiliates or subsidiaries, or any of its past, present, or future directors, officers, employees, agents, attorneys, legal representatives, predecessors, affiliates, successors, or assigns, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted, or begun in accordance with, pursuant to, or by virtue of the Loan, the administration of the Loan or any of the terms of any of the Loan Documents, or which was related or connected in any manner, directly or indirectly, to the Secured Collateral, the Loan or the Loan Documents, or any part thereof. Obligors hereby acknowledge and agree that the execution of this Agreement by the Obligors shall not constitute an acknowledgment of or admission by DB of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted, and any such claims or liability is hereby expressly denied by DB. Obligors hereby further acknowledge and agree that, to the extent that any such claims may exist, they are of a speculative nature so as to be incapable of objective valuation and that, in any event, the value to Obligors of the covenants and obligations of Obligors contained in this Agreement and the other documents and instruments executed and delivered in connection herewith substantially and materially exceeds any and all value of any kind or nature whatsoever of any such claims.

             (b) No Assignment. Each Obligor warrants and represents to DB that Obligors have not sold, assigned, transferred, conveyed or otherwise disposed of any claims which are the subject of this Section.

             (c) Discovery of Unknown or Different Facts. Each Obligor acknowledges and agrees that the facts with respect to which the release of claims contained in this Section is executed may hereafter be found to be different from the facts now believed by Obligors to be true, and Obligors expressly accept and assume the risks of such possible differences and agree that the release of claims contained in this Section shall be and remain effective notwithstanding such differences in facts.

         17. Bankruptcy.

             (a) Statement of Intent. The Obligors warrant and represent to DB that the Obligors have no present intent (i) to file any voluntary petition in bankruptcy under any Chapter of Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or directly or indirectly to cause any of the Obligors, or any other person or entity that may hereafter own any interest in, or claim any beneficial interest in, the Borrower Collateral, to file any voluntary petition in bankruptcy under any Chapter of the Bankruptcy Code or to have any involuntary petition in bankruptcy filed against it under any Chapter of the Bankruptcy Code or (ii) in any manner directly or indirectly to cause any Obligor, or any other person or entity that may hereafter own any interest in, or claim any beneficial interest in, the Borrowwer Collateral, to seek relief, protection, reorganization, liquidation, dissolution, or similar relief for any Obligor under any federal, state, or local law, or in equity, or (iii) in any manner directly or indirectly to cause the Borrower Collateral to be the subject of any bankruptcy or insolvency proceedings or the property of any bankruptcy or insolvency estate.

             (b) Financial Accommodation. Obligors acknowledge, understand and agree that this Agreement, and any amendments thereto, is a contract to make financial accommodations, a loan or extend debt financing within the meaning of
Section 365(c)(2) of the Bankruptcy Code, not subject to assumption or assignment under Section 365 of the Bankruptcy Code.

             (c) Proof of Claim. Notwithstanding anything to the contrary herein contained, in the event of a filing under any chapter of the Bankruptcy Code by or against any Obligor, DB shall be entitled to file a proof of claim in such bankruptcy case(s) in the full amount equal to the then-outstanding indebtedness evidenced by the Loan Documents.

         18. DB's Costs and Expenses. Nothing herein shall (a) diminish or otherwise limit any obligation Obligors may have under the Loan Documents with respect to payment of DB's costs and expenses, or (b) prevent DB from requiring Obligors to pay all such costs and expenses.

         19. REVIEW BY BORROWER AND SUBSIDIARY GUARANTORS WITH INDEPENDENT COUNSEL. OBLIGORS ACKNOWLEDGE AND AGREE THAT (A) OBLIGORS HAVE CAREFULLY READ AND UNDERSTANDS ALL OF THE TERMS OF THIS AGREEMENT; (B) OBLIGORS HAVE EXECUTED THIS AGREEMENT FREELY AND VOLUNTARILY, AFTER HAVING CONSULTED WITH OBLIGORS' INDEPENDENT LEGAL COUNSEL AND AFTER HAVING HAD ALL OF THE TERMS OF THIS AGREEMENT EXPLAINED TO THEM BY THEIR INDEPENDENT LEGAL COUNSEL; (C) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT ARE REASONABLE, NOT CONTRARY TO PUBLIC POLICY OR LAW, AND HAVE BEEN INTENTIONALLY, INTELLIGENTLY, KNOWINGLY, AND VOLUNTARILY AGREED TO BY OBLIGORS; (D) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT HAVE BEEN AGREED TO BY OBLIGORS WITH FULL KNOWLEDGE OF THERE SIGNIFICANCE AND CONSEQUENCES, INCLUDING FULL KNOWLEDGE OF THE SPECIFIC NATURE OF ANY RIGHTS OR DEFENSES WHICH OBLIGORS HAVE AGREED TO WAIVE OR RELEASE PURSUANT TO THIS AGREEMENT; (E) OBLIGORS HAVE HAD A FULL AND ADEQUATE OPPORTUNITY TO NEGOTIATE THE TERMS CONTAINED IN THIS AGREEMENT; (F) OBLIGORS ARE EXPERIENCED IN AND FAMILIAR WITH LOAN TRANSACTIONS OF THE TYPE EVIDENCED BY THIS AGREEMENT; AND (G) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT ARE MATERIAL INDUCEMENTS TO DB'S EXECUTION OF THIS AGREEMENT, AND DB HAS RELIED ON SUCH WAIVERS AND RELEASES IN ENTERING INTO THIS AGREEMENT AND WILL CONTINUE TO RELY ON SUCH WAIVERS AND RELEASES IN ANY RELATED FUTURE DEALINGS WITH THE OBLIGORS.

         20. Survival; Successors and Assigns. Except as set forth herein, all covenants, agreements, representations, and warranties made in this Agreement and in the Loan Documents shall survive the execution of this Agreement and shall continue in full force and effect notwithstanding the termination of this Agreement or any proceeding under the Bankruptcy Code by or against any Obligor. Whenever in this Agreement any of the Parties is referred to, such reference shall be deemed to include the successors and assigns of such Party, but this shall not be deemed to permit assignment by the Obligors of any or all of their interests in the Secured Collateral or any part thereof. All covenants, agreements, representations, and warranties by or on behalf of the Obligors that are contained in this Agreement or any of the Loan Documents shall inure to the benefit of DB and its successors and assigns and shall bind Obligors and their respective successors and assigns. Obligors may not assign this Agreement or any of their rights hereunder.

         21. Notices. Any notice, demand, request or other communication which any Party may desire or may be required to give to any other Party shall be in writing, and shall be deemed given if and when personally delivered (personal delivery shall include delivery by messenger or expedited delivery service regularly providing proof of delivery, such as Federal Express or Airborne), or when delivered (whether accepted or refused) by United States registered or certified mail, postage prepaid and return receipt requested addressed, or upon the date of receipt of a facsimile which is received any business day on or before 5:00 p.m. in the location of receipt or on the next business day after receipt if received by facsimile after 5:00 p.m. on any business day, provided that a hard copy is sent in accordance with one of the foregoing methods. Any such notice demand, request or other communication if given shall be addressed to a Party at its address set forth below, or to such other address as the Party to receive such notice may have designated to all other Parties by notice in accordance herewith:

             (a) If to Secured Creditor:

                 c/o Deutsche Bank Securities, Inc.
                 31 West 52nd Street
                 New York, New York 10019
                 Attention:  Larry Carlson
                 Telephone:  (212) 469-5633
                 Facsimile:  (212) 469-5194

                 with a copy to:

                 Steptoe & Johnson LLP
                 1330 Connecticut Avenue, N.W.
                 Washington, D.C.  20036-1795
                 Attention:  Greg Yates, Esq.
                 Telephone:  (202) 429-8188

                  Facsimile:  (202) 429-3902

             (b) If to Administrative Agent:

                 c/o Deutsche Bank Securities, Inc.
                 31 West 52nd Street
                 New York, New York 10019
                 Attention:  Larry Carlson
                 Telephone:  (212) 469-5633
                 Facsimile:  (212) 469-5194

                 with a copy to:

                 Steptoe & Johnson LLP
                 1330 Connecticut Avenue, N.W.
                 Washington, D.C.  20036-1795
                 Attention:  Greg Yates, Esq.
                 Telephone:  (202) 429-8188
                 Facsimile:  (202) 429-3902

             (c) If to Borrower:

                 c/o ElderTrust Operating Partnership
                 101 East State Street
                 Suite 100
                 Kennett Square, Pennsylvania 19348
                 Attention:  D. Lee McCreary
                 Telephone:  (610) 925-4200
                 Facsimile:  (610) 925-4351

                 with a copy to:

                 Wilmer, Cutler & Pickering
                 100 Light Street
                 Baltimore, Maryland 21202
                 Attention:  Mark Pollak, Esq.
                 Telephone:  (410) 986-2860
                 Facsimile:  (410) 986-2828

             (d) If to Subsidiary Guarantors:

                 c/o ElderTrust Operating Partnership
                 101 East State Street
                 Suite 100
                 Kennett Square, Pennsylvania 19348
                 Attention:  D. Lee McCreary
                 Telephone:  (610) 925-4200
                 Facsimile:  (610) 925-4351

                 with a copy to:

                 Wilmer, Cutler & Pickering
                 100 Light Street
                 Baltimore, Maryland 21202
                 Attention:  Mark Pollak, Esq.
                 Telephone:  (410) 986-2860
                 Facsimile:  (410) 986-2828

         22. Miscellaneous. In the event of any dispute under this Agreement, the prevailing Party or Parties shall be entitled to recover all costs and attorneys' fees from the non-prevailing Party or Parties. Masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires. If any Party consists of more than one person, each such person shall be jointly and severally liable.

         23. Access. DB shall have the right, upon twenty four (24) hour notice, and at any time during normal business hours, to inspect the Secured Collateral, or to inspect, audit, and transcribe the books, records, contracts, and insurance policies maintained by the Obligors in connection with the Secured Collateral or the Obligors' business.

         24. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION, OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE OBLIGATIONS OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED THEREWITH, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL

BE TRIED ONLY BY A COURT AND NOT A JURY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. OBLIGORS ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES AND THAT DB WOULD NOT AGREE TO THE WAIVER OF COVENANT NON-COMPLIANCE OR THE RESTRUCTURE OF OBLIGATIONS CONTEMPLATED UNDER THE FOURTH AMENDMENT TO CREDIT AGREEMENT IF THIS WAIVER OF JURY TRIAL PROVISION WERE NOT A PART OF THIS AGREEMENT.

         25. Authority. By execution hereof, each of the natural persons signing on behalf of any Party hereby represent and warrant that each is fully authorized to act on behalf that Party with respect to the Loan and to execute this Agreement on behalf of such Party.

         26. Agent's Fees. The Parties represent and warrant each to the other that no broker or agent is entitled to receive a fee or has been engaged in any manner relating to the transactions contemplated herein, and that the transactions hereby contemplated are made without liability for any agent's or other similar fees. The Parties mutually agree to indemnify and hold each other harmless (including reasonable attorneys' fees) from claims asserted by the other Party or any person or entity claiming through such other Party as a result of dealings claimed to give rise to such liability.

         27. Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents embody the entire agreement by and among the Parties and supersede all prior proposals, agreements and understandings relating to the subject matter thereof. Obligors certify that they are relying on no covenant or agreement of DB except for those set forth in this Agreement, the Credit Agreement and the other Loan Documents. Notwithstanding any prior course of dealing between the Parties, or any allegation that DB may have waived, in whole or in part, any of its rights or any obligations of the Obligors under the Credit Agreement or the other Loan Documents, Obligors hereby acknowledge and agree that no such alleged prior course of dealing or waiver will be effective hereafter to modify in any respect the rights and remedies of DB or the obligations of Obligors under the express provisions of this Agreement, the Credit Agreement and the other Loan Documents, as amended herein.

         28. Relationship of Parties. Nothing contained in this Agreement or the other Loan Documents constitutes or shall be construed as the formation of a partnership, joint venture, tenancy-in-common, or any other form of co-ownership between the Obligors and DB or any other person or the creation of any confidential or fiduciary relationship of any kind between the Obligors and DB or any other person. DB shall not be deemed to be a partner, joint venturer, co-tenant, trustee, or fiduciary with respect to the Obligors or any other person as a result of this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Obligors acknowledge and agree that DB have at all times acted and shall at all times continue to be acting only as a lender to Obligors within the normal and usual scope of activities of a lender.

         29. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the Parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

         30. Headings. Paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

         31. Affiliates and Subsidiaries. Whenever used in this Agreement, the terms "affiliates" and "subsidiaries" shall mean, with respect to any Party, person or other entity, any other person or entity (i) directly or indirectly controlling (including, but not limited to, all directors, officers and general partners of such person or other entity) controlled by, or under direct or indirect common control with, such person or entity or (ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such person or entity. A person or entity shall be deemed to control another person or entity if such person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other person or entity, whether through the ownership of voting securities, by contract or otherwise.

         32. Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each Party and a copy thereof delivered to each other Party to this Agreement.

         33. Governing Law. This Agreement will be interpreted and construed under the internal laws of the State of New York, including all matters of construction, validity and performance without regard to the conflicts-of-laws provisions thereof except New York General Obligations Law Section 5-1401 and
Section 5-1402, regardless of the domicile of any party, and will be deemed for such purposes to have been made, executed and performed in the State of New York. All claims, disputes and other matters in question arising out of or relating to this Agreement, or the breach thereof, will be decided by proceedings instituted and litigated in a court of competent jurisdiction sitting in the State of New York.

         34. Consent to Jurisdiction and Service of Process.

             (a) Each of the Parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof or any of the transactions contemplated hereby brought by any of the Parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by applicable law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court.

             (b) Each of the Parties hereto hereby consents to service of process by registered mail, Federal Express or similar courier at the address to which notices to it are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such action or proceeding; provided, however, that nothing in this Section 34 shall affect the right of any such parties or their respective successors and permitted assigns to serve legal process in any other manner permitted by applicable law.

         35. Further Assurances. Prior to and at all times following the execution of this Agreement, the Obligors agree to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts as might reasonably be requested by DB to assure that the benefits of this Agreement are realized.





                           [Intentionally Left Blank]

         36. Time of the Essence. Time is of the essence of each provision of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered under seal as of the date first above written.

                                  SECURED CREDITOR:

                                  GERMAN AMERICAN CAPITAL CORPORATION

                                  By \s\ Robert D. Burns
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By \s\ Peter C. Fahey
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ADMINISTRATIVE AGENT:

                                  GERMAN AMERICAN CAPITAL CORPORATION

                                  By \s\ Robert D. Burns
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By \s\ Peter C. Fahey
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BORROWERS:

                                  ELDERTRUST

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ELDERTRUST OPERATING LIMITED PARTNERSHIP


                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  SUBSIDIARY GUARANTORS:

                                  ET GENPAR, L.L.C

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ET SUB-HERITAGE WOODS, L.L.C


                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.


                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  ET SUB-WILLOWBROOK, L.L.C.

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ET SUB-WINDSOR I, L.L.C.

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ET SUB-WINDSOR II, L.L.C.

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  ET SUB-HERITAGE ANDOVER, L.L.C.

                                  By \s\ D. Lee McCreary
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A

                            Pre-Negotiation Agreement

                        German American Capital Corporation
                        a wholly owned subsidiary of Deutsche Bank North America 31 West 52nd Street
                        New York, NY 10019
                        Direct Line: 212-469-4597
                        Direct Fax:  212-469-5194





September 25, 2000


RE: Credit Agreement dated January 30, 1998 and subsequent amendments dated
    January 29, 1999, March 31, 1999 and January 3, 2000 by and between, Eldertrust Operating Limited Partnership, (the "Borrower"), Deutsche Bank AG, New York Branch, ("Issuing Bank"), and German American Capital Corporation, ("Administrative Agent"), (Issuing Bank and Administrative Agent collectively, "Lender"), in the original amount of $140,000,000.


Dear Borrower:


As you know, the Borrower is indebted to the Lender, under that certain loan (the "Loan") evidenced, secured and governed by various loan documents (collectively, the "Loan Documents") including, but not limited to, the Credit Agreement dated January 30, 1998 and amendments thereto in the original amount of $140,000,000.


Borrower has requested that Lender consider entering into negotiations to modify the above-referenced Loan. To ensure that we approach any subsequent meetings or discussions with the same assumptions, Lender has prepared this letter agreement clarifying the nature and terms of such discussions and meetings as may occur among the parties. Before any discussions take place, please sign one copy of this letter indicating your agreement to the following terms and return to Lender at the address indicated above.

Accordingly, Lender and Borrower hereby agree that:

1. Negotiations: The parties acknowledge they have commenced or are about to commence negotiations in connection with the Loan and to discuss various courses of action which the parties believe may be in their mutual interests. These discussions will not be considered as a waiver, limitation, or an estoppel of any of the Lender's rights and remedies permitted by the Loan Documents and/or by law.

2. Acknowledgement: Borrower reaffirms the validity and enforceability of the Loan Documents and all other documents evidencing or securing the Loan and acknowledges that to the best of Borrower's knowledge there are no defenses, counterclaims or offsets to Borrower's obligations thereunder. Borrower acknowledges that the outstanding principal owed under the Loan as of September 15, 2000 is $38,976,885.78. Borrower shall have 30 days to notify Lender of any defenses, counterclaims or offsets, otherwise this Paragraph 2 is an unconditional acknowledgement by Borrower. *

* Borrower shall have 30 days to notify lender of any defenses, counterclaims or offsets, otherwise this paragraph 2 is an unconditional acknowledgement by borrower.

3. Written Agreements Only: The discussions and negotiations between the parties may be lengthy and very complex. This letter will confirm that while there may be many matters which the parties hope to discuss, no agreements reached on any points shall have any effect whatsoever unless reduced to writing and signed by authorized representatives of Lender and Borrower. There is no agreement which the parties intend to be enforceable other than the original agreement set forth in the Loan Documents, until all matters have been completely resolved and agreed to in writing, or unless some or all of the parties execute one or more written interim agreements which expressly state that such interim agreement is binding whether or not there is resolution of any other issues. Borrower acknowledges that any agreement subsequent to this agreement must be approved by Lender's Credit Committee before it will be effective. Borrower further acknowledges that by executing this agreement, it is precluded from claiming that any interim agreement or modification of the Loan Documents has been effected except in accordance with the terms hereof.

4. Loan Documents Still In Force: Notwithstanding any other provision of this letter agreement, the Loan Documents remain in full force and effect unless and until a written document is signed as described in paragraph 3 above.

5. Amendments: In order to avoid any confusion or misunderstanding, the parties hereto covenant, that this letter agreement and the Loan Documents shall only be amended in writing by an agreement signed by authorized representatives of the parties hereto.

6. No Waivers: No negotiations, acceptance of a partial payment or other action undertaken pursuant to this agreement shall constitute a waiver of any party's rights involving the other parties hereto or otherwise under the Loan Documents, including Lender's rights to receive full payment of all delinquent installments if any, late charges and legal fees, except to the extent specifically stated in a subsequent written agreement complying with the provisions of paragraph 3 and 4 above. No failure or delay by Lender in its exercise of any of its rights or remedies under the Loan Documents shall amend, modify, extend, delay, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's obligations under the Loan Documents.

7. No Assurances: The parties acknowledge they are not obligated to enter into or continue the contemplated negotiations and that there is no assurance that any modifications or other agreement will be consummated.

8. True and Complete Statements: Borrower represents and warrants that all of its statements herein and in any documents heretofore, concurrently or hereafter delivered by Borrower to Lender are and shall be true, complete and correct, and Borrower has not omitted any facts which are necessary to disclose in order to keep the statements made or documents delivered by Borrower from being misleading. Borrower understands Lender is relying on Borrower's representation and warranty in entering into the contemplated negotiations. Borrower also understands that Lender would not enter into negotiations with Borrower without this agreement clarifying the nature and terms of such negotiations.

9. Advice from Independent Counsel: Each party signing below understands that this is a legally binding contract that may affect such party's rights. Lender has advised each party to obtain independent counsel to advise them about the meaning and importance of this agreement. Each party signing below represents to Lender that such party has obtained such independent counsel and received such legal advice.

10. Miscellaneous: This letter constitutes the entire agreement between Lender and Borrower concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements, oral or written, concerning the subject matter hereof not contained herein. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns, and shall be governed by New York law. Paragraph headings used herein are for convenience only and shall not be used to interpret any terms hereof. This agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each party executing this agreement represents that he or she has the full authority to do so.

Please sign this letter in the space provided below and return one copy as soon as possible so that we may commence discussions.

Sincerely,

German American Capital Corporation

Receipt Acknowledged and Agreed:

Eldertrust Operating Limited Partnership     German American Capital Corporation

By:    \s\ D. Lee McCreary                   By:    \s\ Larry W. Carson

Name:  D. Lee McCreary                       Name:  Larry W. Carson

Title: President                             Title: Vice President

Date:  September 26, 2000                    Date:  September 26, 2000

                                    EXHIBIT B

                            Genesis Master Agreement

                                    EXHIBIT C

                           Multicare Master Agreement

                                    EXHIBIT D

                      Fourth Amendment to Credit Agreement

                                    EXHIBIT E

                                Closing Checklist

                               DOCUMENT CHECKLIST

SETTLEMENT AGREEMENT

Master Agreement

AMENDMENT TO LOAN AGREEMENT

Fourth Amendment to Loan Agreement

MORTGAGES AND RELATED SECURITY DOCUMENTS

Mortgage for each of the following properties:

Berkshire (Berks county)
Lehigh (Lehigh county)
Sanatoga (Montgomery county)
Rittenhouse (Philadelphia)

Mortgage Modifications for each of the following properties:

Heritage Woods (Hampden county)
Willowbrook (Lackawanna county)
Rittenhouse (Philadelphia)

Mortgage Modifications for each of the following properties:

Coquina
Oaks
Mifflin
Harborplace

Subsidiaries Guaranty

Reconfirmation Certificate

Counterpart from each of:
                      ET Sub-Berkshire Limited Partnership
                      ET Sub-Lehigh Limited Partnership
                      ET Sub-Sanatoga Limited Partnership
                      ET Berkshire, LLC ET Lehigh, LLC
                      ET Sanatoga, LLC

Parent Guaranty/Reconfirmation Certificate
Pledge Agreement

Reconfirmation Certificate

Counterpart from each of:
                      ET Sub-Berkshire Limited Partnership
                      ET Sub-Lehigh Limited Partnership
                      ET Sub-Sanatoga Limited Partnership
                      ET Berkshire, LLC
                      ET Lehigh, LLC
                      ET Sanatoga, LLC

Pledge and Security Agreement

Amendment and Reconfirmation Agreement

Counterpart from each of:
                      ET Sub-Berkshire Limited Partnership
                      ET Sub-Lehigh Limited Partnership
                      ET Sub-Sanatoga Limited Partnership
                      ET Berkshire, LLC
                      ET Lehigh, LLC
                      ET Sanatoga, LLC

Security Agreement

Amendment and Reconfirmation Agreement

Counterpart from each of
                      ET Sub-Berkshire Limited Partnership
                      ET Sub-Lehigh Limited Partnership
                      ET Sub-Sanatoga Limited Partnership
                      ET Berkshire, LLC
                      ET Lehigh, LLC
                      ET Sanatoga, LLC

UCC-1 Fixture Filing Statements:

Berkshire (State of PA; Berks County)
Lehigh  (State of PA; Lehigh County)
Sanatoga (State of PA; Montgomery County)

UCC-1 Financing Statements:

                      ET Sub-Berkshire LP (State of PA; Chester County) ET Sub-Lehigh LP (State of PA; Chester County)
                      ET Sub-Sanatoga LP (State of PA; Chester County) ET Berkshire, LLC (State of PA; Chester County) ET Lehigh, LLC (State of PA; Chester County)
                      ET Sanatoga, LLC (State of PA; Chester County)

Partnership Notice from each of:

ET Sub-Berkshire Limited Partnership
ET Sub-Lehigh Limited Partnership
ET Sub-Sanatoga Limited Partnership

Control Agreement from each of:

                      ET Sub-Berkshire Limited Partnership
                      ET Sub-Lehigh Limited Partnership
                      ET Sub-Sanatoga Limited Partnership

AUTHORITY DOCUMENTS FOR BORROWER

Authority Documents for Borrower and Subsidiaries (as applicable)
Articles of Incorporation
(if a corporation)
Bylaws (if a corporation)
Partnership Agreement
(if a partnership)
Certificate of Limited Partnership
(if a limited partnership)
Articles of Organization
(if a limited liability company)
Operating Agreement
(if a limited liability company)
Authority Documents for General Partner or Manager of Borrower and Subsidiary Guarantors (as applicable)
Articles of Incorporation
(if a corporation)
Bylaws (if a corporation)
Partnership Agreement
(if a partnership)
Certificate of Limited Partnership
(if a limited partnership)
Articles of Organization
(if a limited liability company)
Operating Agreement
(if a limited liability company)
Corporate Resolutions and Incumbency Certificates
Certificate of Good Standing:
for Borrower, Subsidiary Guarantors and their General Partners or Managers (as applicable) from its state of organization and from the state where the property is located (if different)

LEGAL OPINIONS AND CERTIFICATES

Legal Opinion of Borrower's Counsel
UCC/Litigation/Tax Lien Certificate
Representations and Warranties Certificate
No Default Certificate

TITLE DOCUMENTS

Mortgagee Title Insurance Commitment
Mortgage Modification Endorsements
Copies of Title Exceptions
Proforma Mortgagee Title Insurance Policy
Copy of Most Recent Tax Bill
Insured Closing Letter

LEASE DOCUMENTS

Copy of Lease to be Executed by Tenant
Current Resident Census
Subordination, Non-Disturbance and Attornment Agreement

PROJECT DOCUMENTS

Phase I Environmental Assessments
Engineer's Report
Copies of Material Service Contracts
Copies of Material Licenses and Permits
Zoning Evidence
As-Built Survey
Final Certificates of Occupancy
Inventory of Personal Property or Certification that there is no Personal Property
Certificate of Insurance
Transfer and Conveyance Agreement
Transfer and Conveyance Closing Statement
Deed to the Property

RELEASE DOCUMENTS

Return of 3 Original Promissory Notes for Multicare Loans
Release of Collateral Assignment of Multicare Loan Documents
Release of Lien on Windsor property
UCC-3 Termination Statements releasing lien on Windsor property